Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
SiteOne Savings and Investment Plan
Risks and Uncertainties
Risks and Uncertainties
7.	Risks and Uncertainties

The Plan invests in various investments. Investments are exposed to various risks such as interest rate, market, and credit volatility. Market risks include U.S. and global events that could impact the value of Plan investments. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.